UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 5, 2023
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Hyzon Motors Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-3962	82-2726724
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
475 Quaker Meeting House Road Honeoye Falls, NY		14472
(Address of principal executive offices)		(Zip Code)
(585)-484-9337
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	HYZN	NASDAQ Capital Market
Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	HYZNW	NASDAQ Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 5, 2023, Hyzon Motors Inc. (“Hyzon” or the “Company”) announced the appointment of Dr. Christian Mohrdieck, age 66, as Chief Technology Officer, effective January 1, 2024. Shinichi Hirano, who has served as Chief Technology Officer since September 2021, will serve as advisor to Dr. Mohrdieck effective as of January 1, 2024. Mr. Hirano will then retire from the Company, effective as of January 31, 2024.

From 2021 to 2023, Dr. Mohrdieck served as Chief Commercial Officer for cellcentric GmbH & Co. KG (“cellcentric”), a fuel cell company that was formerly known as Daimler Truck Fuel Cell GmbH & Co. KG. As Chief Commercial Officer for cellcentric, he led fuel cell research and design, as well as production and sales. Prior to this role, from 2012 to 2021, Dr. Mohrdieck served as CEO and Director of Fuel Cell of Mercedes-Benz Fuel Cell GmbH, and Managing Director of Daimler Truck Fuel Cell GmbH & Co. KG, both of which are in the fuel cell business. In those roles, Dr. Mohrdieck supported, developed and led Daimler’s fuel cell program, forming the foundation of cellcentric. Before this, Dr. Mohrdieck held various research and management positions of increasing responsibility for over two decades working within the Daimler AG family of companies. He holds a Ph.D. in Solid State Physics from the Institute for Theoretical Physics of Kiel University, Germany, where he also earned a Bachelor of Science degree.

None of Dr. Mohrdieck’s prior employers are a parent, subsidiary, or other affiliate of the Company. Dr. Mohrdieck does not have a direct or indirect material interest in any transaction with the Company that requires disclosure pursuant to Item 404(a) of Regulation S-K, and there is no arrangement or understanding between Dr. Mohrdieck and any other person pursuant to which Dr. Mohrdieck was selected to serve as Hyzon’s Chief Technology Officer. Dr. Mohrdieck is not related to any member of the board of directors of Hyzon or any executive officer of the Company.

In connection with his appointment as Chief Technology Officer, the Company’s wholly owned subsidiary, Hyzon Motors Innovation GmbH, entered into an employment agreement with Dr. Mohrdieck (the “Agreement”), under which he will also serve as interim Managing Director of Hyzon Motors Europe. The Agreement provides for a base salary of €400,000 (approximately $435,000 in USD), a guaranteed bonus of a minimum of €280,000 (approximately $305,000 in USD) in respect of Dr. Mohrdieck’s first full calendar year of employment (to be reduced pro rata if Dr. Mohrdieck’s employment terminates before the end of the calendar year), and a one-time grant of 150,000 restricted stock units (“RSUs”), subject to the approval of this grant by the Company’s Compensation Committee, which will be granted under the Company’s 2021 Equity Incentive Plan (the “Plan”) and vest on the 12 month anniversary of the date of grant. Subject to the approval of the Company’s Compensation Committee, Dr. Mohrdieck will also receive a grant of 1,250,000 RSUs under the Company’s Plan that will vest equally over the course of four years with the grant date being Dr. Mohrdieck’s first date of employment. Both RSU awards shall be subject to the terms and conditions of the Plan and any RSU grant award document. Subject to availability and the laws of the Federal Republic of Germany, Dr. Mohrdieck will be entitled to participate in Hyzon Motors Innovation GmbH’s employee health/welfare and retirement benefit plans and programs. Subject to any limitation of German law, upon a termination of Dr. Mohrdieck’s employment without Cause or for Good Reason (each as defined in Appendix A of the Agreement and such termination, a “Qualifying Termination”), Dr. Mohrdieck will receive: (i) a lump sum payment equal to 18 months of Dr. Mohrdieck’s base salary (if such Qualifying Termination occurs within the 3 month period prior to or 12 month period following a change in control, a “Qualifying CIC Termination”) or 12 months of Dr. Mohrdieck’s base salary (if such Qualifying Termination is not a Qualifying CIC Termination), (ii) continued medical benefits for up to 18 months (if such Qualifying Termination is a Qualifying CIC Termination) or 12 months (if such Qualifying Termination is not a Qualifying CIC Termination) and (iii) (A) full acceleration of unvested equity-based awards (if such Qualifying Termination is a Qualifying CIC Termination) or (B) an additional 12 months of accelerated vesting of unvested equity-based awards (if such Qualifying Termination is not a Qualifying CIC Termination).

The foregoing description of the terms of the Agreement is not complete and is qualified in its entirety by reference to the full text of the Agreement, which the Company intends to file as an exhibit with its Annual Report for the year ending December 31, 2023.

Item 7.01.     Regulation FD Disclosure.

On December 5, 2023, the Company furnished a press release regarding the appointment of Dr. Christian Mohrdieck as Chief Technology Officer, as described above in Item 5.02 of this Current Report on Form 8-K. The press release is attached hereto as Exhibit 99.1 and incorporated in this Item 7.01 by reference.

The information set forth in Item 7.01 (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01.     Financial Statements and Exhibits

(d) Exhibits:

Exhibit Number	Description
99.1	Press release dated December 5, 2023, issued by the Company.

104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HYZON MOTORS INC.

Date: December 5, 2023	By:	/s/ Parker Meeks
	Name:	Parker Meeks
	Title:	Chief Executive Officer